UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 11, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K of Simulations, Plus, Inc., filed on June 11, 2025 (the “Original Report”).

This current Form on 8-K/A amends the omission of item 2.02 Results of Operations and Financial Condition on the Original Report. No other changes were made to the Original Report, and no other changes have been made to the exhibits to the Original Report.
Item 2.02    Results of Operations and Financial Condition

On June 11, 2025 Simulations Plus, Inc. (the “Company”) issued a press release announcing certain preliminary operational results for its third fiscal quarter and updating its guidance ranges for the fiscal year ending August 31, 2025. A copy of such press release is attached hereto as Exhibit 99.1.
Item 7.01    Regulation FD Disclosure
On June 11, 2025 Simulations Plus, Inc. (the “Company”) issued a press release announcing certain preliminary operational results for its third fiscal quarter and updating its guidance ranges for the fiscal year ending August 31, 2025. A copy of such press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release - June 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 11, 2025	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
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